Exhibit 99.1

        ALIGN TECHNOLOGY, INC. REPORTS Q2 2006 REVENUES OF $53.2 MILLION

    SANTA CLARA, Calif., July 26 /PRNewswire-FirstCall/ -- Align Technology, Inc. (Nasdaq: ALGN), the inventor of Invisalign(R), a proprietary method of straightening teeth without wires and brackets, today reported financial results for the second quarter of 2006. Total revenues for the second quarter of 2006 were $53.2 million, compared to $53.9 million in the second quarter of 2005, a decrease of 1.3 percent.

    "We are pleased with our steady progress and results in the second quarter of 2006," stated Thomas M. Prescott, Align Technology's President and CEO. "We continue to develop the Invisalign system, along with the technology and service offerings that will allow us to become a greater part of our customers' practices in the future."

    The net loss for the second quarter of 2006, as reported on a GAAP basis, was $2.6 million, or loss per share of $0.04. This compares to GAAP net profit of $538 thousand for the second quarter of 2005, or EPS of $0.01.

    The non-GAAP net loss for the second quarter of 2006 was $344 thousand, or non-GAAP loss per share of $0.01. This compares to non-GAAP net profit of $538 thousand for the second quarter of 2005, or EPS of $0.01. The reconciliation of the GAAP to non-GAAP measurements for net loss for the second quarter of 2006 is set forth below within Align Technology's financial statements.

    As of June 30, 2006, Align had $69.9 million in cash, cash equivalents, marketable securities, and restricted cash, compared to $74.4 million as of December 31, 2005.

    Align Webcast and Conference Call

    Align Technology will host a webcast and conference call today, July 26, 2006 at 8:45 a.m. EDT, 5:45 a.m. PDT, to review the second quarter of 2006 results and discuss future operating trends and guidance. To access the webcast, click on "Webcasts & Presentations" on Align Technology's Investor Relations web site at http://investor.aligntech.com . To access the conference call, please dial 201-689-8341 approximately fifteen minutes prior to the start of the call. If you are unable to listen to the call, an archived web cast will be available beginning approximately one hour after the call's conclusion and will remain available through 5:30 p.m. EDT on July 25, 2007. Additionally, a telephonic replay of the call can be accessed by dialing 877-660-6853 with account number 292 followed by # and conference number 199386 followed by #. The replay may be accessed from international locations by dialing 201-612-7415 and using the same account and conference numbers referenced above. The telephonic replay will be available through 5:30 p.m. EDT on August 9, 2006.

    About Align Technology, Inc.

    Align Technology designs, manufactures and markets Invisalign, a proprietary method for treating malocclusion, or the misalignment of teeth. Invisalign corrects malocclusion using a series of clear, nearly invisible, removable appliances that gently move teeth to a desired final position. Because it does not rely on the use of metal or ceramic brackets and wires, Invisalign significantly reduces the aesthetic and other limitations associated with braces. Invisalign is appropriate for treating adults and older teens. Align Technology was founded in April 1997 and received FDA clearance to market Invisalign in 1998.

    To learn more about Invisalign or to find a certified Invisalign doctor in your area, please visit www.invisalign.com or call 1-800-INVISIBLE.

    Forward-Looking Statement

    This news release contains forward-looking statements, including statements regarding Align's focus on developing the Invisalign system and the technology and service offerings that Align expects will allow it to become a greater part of its customers' practices. Forward-looking statements contained in this news release relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that might cause such a difference include, but are not limited to, risks relating to Align's ability to sustain or increase profitability or revenue growth in future periods while controlling expenses, including expenses related to the OrthoClear litigation, customer demand for Invisalign, acceptance of Invisalign by consumers and dental professionals, Align's third party manufacturing processes and personnel, foreign operational, political and other risks relating to Align's international manufacturing operations, Align's ability to protect its intellectual property rights, competition from manufacturers of traditional braces and new competitors, such as OrthoClear, Align's ability to develop and successfully introduce new products, and the loss of key personnel, including members of its direct sales force. These and other risks are detailed from time to time in Align's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which was filed with the Securities and Exchange Commission on March 1, 2006, and its Quarterly Reports on Form 10-Q. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

ALIGN TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

                                                Three Months Ended               Six Months Ended
                                           ----------------------------    ----------------------------
                                             June 30,        June 30,        June 30,        June 30,
(in thousands, except per share data)          2006            2005            2006            2005
----------------------------------------   ------------    ------------    ------------    ------------
Revenues                                   $     53,221    $     53,940    $    102,129    $    105,095

Cost of revenues                                 16,492          16,620          30,789          32,098

Gross profit                                     36,729          37,320          71,340          72,997

Operating expenses:

Sales and marketing                              20,641          21,049          40,707          40,183
General and administrative                       15,354           9,723          30,418          19,234
Research and development                          4,025           5,355           8,719          10,258

Total operating expenses                         40,020          36,127          79,844          69,675

Profit (Loss) from operations                    (3,291)          1,193          (8,504)          3,322

Interest and other income (expense), net            841            (238)          1,539            (298)
Provision for income taxes                         (160)           (417)           (409)           (623)

Net profit (loss)                          $     (2,610)   $        538    $     (7,374)   $      2,401

Net profit (loss) per share
     - basic                               $      (0.04)   $       0.01    $      (0.12)   $       0.04
     - diluted                             $      (0.04)   $       0.01    $      (0.12)   $       0.04

Shares used in computing net profit
 (loss) per share
     - basic                                     62,966          61,484          62,743          61,367
     - diluted                                   62,966          62,953          62,743          62,939

ALIGN TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

                                             June 30,      December 31,
(in thousands)                                 2006            2005
----------------------------------------   ------------    ------------
                 ASSETS

Current assets:
Cash and cash equivalents                  $     57,486    $     74,219
Restricted cash                                     159             150
Marketable securities, short-term                12,268              --
Accounts receivable, net                         32,790          29,305
Inventories, net                                  2,733           2,930
Other current assets                              6,487           4,982
   Total current assets                         111,923         111,586

Property and equipment, net                      26,610          26,427
Other long-term assets                            3,224           4,097

     Total assets                          $    141,757    $    142,110

 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable                           $      4,813    $      2,489
Accrued liabilities                              26,600          29,372
Deferred revenue                                 13,250          16,747
   Total current liabilities                     44,663          48,608

Other long term liabilities                         379              64

    Total liabilities                            45,042          48,672

Total stockholders' equity                       96,715          93,438

      Total liabilities and
       stockholders' equity                $    141,757    $    142,110

ALIGN TECHNOLOGY, INC.
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)


Use of Non-GAAP Financial Information

To supplement our condensed consolidated financial statements presented on a GAAP basis, we use non-GAAP measures of gross profit, profit (loss) from operations, net profit (loss) and certain expenses (including sales and marketing, general and administrative and research and development), which exclude stock-based compensation to allow for a better comparison of results in the current period to those in prior periods that did not include FAS 123(R) stock-based compensation. We believe the non-GAAP measures that exclude stock-based compensation enhance the comparability of results against prior periods. In addition, we use these non-GAAP financial measures for internal management purposes, when publicly providing our business outlook and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

                                       Three Months Ended                              Three Months Ended
                                         June 30, 2006                                   June 30, 2005
                          --------------------------------------------    -------------------------------------------
(in thousands, except                       Adjust-                                         Adjust-
  per share data)           Reported        ments(a)        Non GAAP        Reported        ments(a)       Non GAAP
-----------------------   ------------    ------------    ------------    ------------    ------------   ------------
Revenues                  $     53,221    $         --    $     53,221    $     53,940    $         --   $     53,940

Cost of revenues                16,492            (181)         16,311          16,620              --         16,620

Gross profit                    36,729             181          36,910          37,320              --         37,320

Operating expenses:

Sales and marketing             20,641            (732)         19,909          21,049              --         21,049
General and
 administrative                 15,354          (1,029)         14,325           9,723              --          9,723
Research and
 development                     4,025            (324)          3,701           5,355              --          5,355

Total operating
 expenses                       40,020          (2,085)         37,935          36,127              --         36,127

Profit (Loss) from
 operations                     (3,291)          2,266          (1,025)          1,193              --          1,193

Interest and other
 income (expense),
 net                               841              --             841            (238)             --           (238)
Provision for income
 taxes                            (160)             --            (160)           (417)             --           (417)

Net profit (loss)         $     (2,610)   $      2,266    $       (344)   $        538    $         --   $        538

Net profit (loss)
 per share
     - basic              $      (0.04)                   $      (0.01)   $       0.01                   $       0.01
     - diluted            $      (0.04)                   $      (0.01)   $       0.01                   $       0.01

Shares used in
 computing net
 profit (loss) per
 share
     - basic                    62,966                          62,966          61,484                         61,484
     - diluted                  62,966                          62,966          62,953                         62,953

(a) Non cash stock-based compensation included in cost of sales and operating expenses.

ALIGN TECHNOLOGY, INC.
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

Use of Non-GAAP Financial Information

To supplement our condensed consolidated financial statements presented on a GAAP basis, we use non-GAAP measures of gross profit, profit (loss) from operations, net profit (loss) and certain expenses (including sales and marketing, general and administrative and research and development), which exclude stock-based compensation to allow for a better comparison of results in the current period to those in prior periods that did not include FAS 123(R) stock-based compensation. We believe the non-GAAP measures that exclude stock-based compensation enhance the comparability of results against prior periods. In addition, we use these non-GAAP financial measures for internal management purposes, when publicly providing our business outlook and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

                                        Six Months Ended                                Six Months Ended
                                         June 30, 2006                                   June 30, 2005
                          --------------------------------------------    -------------------------------------------
(in thousands, except                       Adjust-                                         Adjust-
  per share data)           Reported        ments(a)        Non GAAP       Reported         ments(a)       Non GAAP
-----------------------   ------------    ------------    ------------    ------------    ------------   ------------
Revenues                  $    102,129    $         --    $    102,129    $    105,095    $         --   $    105,095

Cost of revenues                30,789            (329)         30,460          32,098              --         32,098

Gross profit                    71,340             329          71,669          72,997              --         72,997

Operating expenses:

Sales and marketing             40,707          (1,411)         39,296          40,183              (6)        40,177
General and
 administrative                 30,418          (2,117)         28,301          19,234              (6)        19,228
Research and
 development                     8,719            (614)          8,105          10,258              --         10,258

Total operating
 expenses                       79,844          (4,142)         75,702          69,675             (12)        69,663

Profit (Loss) from
 operations                     (8,504)          4,471          (4,033)          3,322              12          3,334

Interest and other
 income (expense),
 net                             1,539              --           1,539            (298)             --           (298)
Provision for income
 taxes                            (409)             --            (409)           (623)             --           (623)

Net profit (loss)         $     (7,374)   $      4,471    $     (2,903)   $      2,401    $         12   $      2,413

Net profit (loss)
 per share
     - basic              $      (0.12)                   $      (0.05)   $       0.04                   $       0.04
     - diluted            $      (0.12)                   $      (0.05)   $       0.04                   $       0.04

Shares used in
 computing net
 profit(loss) per
 share
     - basic                    62,743                          62,743          61,367                         61,367
     - diluted                  62,743                          62,743          62,939                         62,939


(a) Non cash stock-based compensation included in cost of sales and operating expenses

ALIGN TECHNOLOGY, INC.
FACT SHEET

The following information highlights business metrics for Align's second quarter of 2006. For prior quarter information, please refer to the Investor Relations website at http://investor.aligntech.com.

(rounded to the nearest hundred, except in utilization)

Cases Delivered                                 2Q 2006
--------------------------------------------   --------
U.S. Orthodontists - Full                        10,400
U.S. Orthodontists - Invisalign
 Express                                          3,700
U.S. GP dentists - Full                          13,000
U.S. GP dentists - Invisalign Express             6,500
International - Full                              4,800
International - Invisalign Express                  200
Total Cases Delivered                            38,700

                                                            Cumulative
Doctors Trained                                 2Q 2006       Total
--------------------------------------------   --------    ------------
U.S. Orthodontists                                   --           7,900
U.S. GP dentists                                  1,000          19,900
International                                       300          10,200
Total Doctors Trained                             1,300          38,000

Total Submitting Doctors                        2Q 2006
--------------------------------------------   --------
U.S. Orthodontists                                2,900
U.S. GP dentists                                  7,800
International                                     1,800
Total Submitting Doctors                         12,500

Doctor Utilization*                             2Q 2006
--------------------------------------------   --------
U.S. Orthodontists                                 4.95
U.S. GP dentists                                   2.58
International                                      2.86

* Doctor Utilization = # of cases / # of doctors cases are shipped to

Investor Relations Contact:             Press Contact:
Barbara Domingo                         Shannon Henderson
Align Technology, Inc.                  Ethos Communications, Inc.
(408) 470-1000                          (678) 417-1767
investorinfo@aligntech.com              shannon@ethoscommunication.com

SOURCE  Align Technology, Inc.
    -0-                             07/26/2006
    /CONTACT: Barbara Domingo, Investor Relations of Align Technology, Inc., +1-408-470-1000, or investorinfo@aligntech.com; or Shannon Henderson of Ethos Communications, Inc., +1-678-417-1767, or shannon@ethoscommunication.com, for Align Technology, Inc./
    /Web site:  http://www.invisalign.com/
    (ALGN)